aciworldwide.com Welcome New Paths. New Payments. New Paradigms. The theme of ACI Worldwide’s 2024 Analyst Day was carefully curated to describe the opportunities presented by the rapidly changing payments ecosystem and how ACI will use our position in the market and our Intelligent Payments Orchestration strategy to take advantage of those opportunities. Global commerce relies on ACI. Our payment software solutions handle billions of transactions, enabling the movement of trillions of dollars, every day. Our bank, biller, and merchant customers are leaders in their industries. They trust our Real-time payments and other discontinuities in the market are creating a strategic modernization imperative for these customers. Banks are at the forefront of this imperative, critically examining their payment infrastructures with the future in mind. They are seeking a lower-risk path to modernize complex systems and processes that built up over time. do it by building a cloud-native, multi-tenant payments hub that drives intelligent payments orchestration, and we’ll connect our proven products and our new products to the hub. This will provide customers a straight-forward, lower-risk migration path. While building the payments hub is our top strategic priority in 2024, it is not our only priority. We are investing in our sales and customer success management functions to bring us even closer to customers and their strategies. We ever have. We are focused on driving significantly higher growth beginning this year, with 7-9% revenue growth expected in 2024. This is an exciting time at ACI, and I want to thank you for joining us to learn more about our new paths, new payments, and new paradigms. My leadership team and I look forward to spending time with you today and in the future. Thomas W. Warsop III President and CEO Exhibit 99.1

ACI Worldwide: Analyst Day 2024 “Welcome to Analyst Day 2024” presented by John Kraft Notes:

ACI Worldwide: Analyst Day 2024 “Welcome to Analyst Day 2024” presented by John Kraft Notes:

ACI Worldwide: Analyst Day 2024 “Welcome to Analyst Day 2024” presented by John Kraft Notes:

ACI Worldwide: Analyst Day 2024 “Welcome to Analyst Day 2024” presented by John Kraft Notes:

ACI Worldwide: Analyst Day 2024 “Welcome to Analyst Day 2024” presented by John Kraft Notes:

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• Welcome to ACI Worldwide’s 2024 Analyst Day. • I’m excited about leading ACI and to see huge opportunities to accelerate growth in response to market discontinuities. • I see these discontinuities as opportunities driving new paths, new payments, and new paradigms. • ACI is well-positioned, has a right to win, and is planning to deliver 7-9% growth in 2024.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• The most common question I get is, “What does ACI do?” • The answer is simple – ACI’s software and services enable the movement of money from one place to another. • We describe our value proposition as Intelligent Payments Orchestration, which means we enable our customers to move money in a smart, e‰ective, and eŠcient way. • Global commerce relies on ACI; we play an important role in the global payments ecosystem.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:1B: Our products help move trillions of dollars through more than one billion transactions every day. 10/10: We serve all ten of the world’s largest financial institutions by asset value. 94: We have customers in 94 countries. 26: We support 26 regional or national instant payment schemes and 10 central infrastructures. 400: 400 participant banks rely on our real-time solutions. 30%: Our fraud detection and prevention solutions protect approximately 30% of all real-time payments. 80,000: 80,000 of the largest enterprise retailers in the world rely on ACI. 6/10: Our customers include six of the top 10 global merchants, as ranked by the National Retail Federation. 800: Our merchant solutions o‰er 800 direct connectors through a single API. $200B: ACI Payments handles $200 billion in bill payments annually. 3,000: We serve approximately 3,000 billers. 6/10: Our biller customers include six of the top 10 auto lenders in the U.S.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• What has changed since our last analyst day? • If you go back to 2020/2021, our strategy looked and felt a bit di‰erent.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• At any given time, we take into consideration the dynamics in the industry and economy, and we identify and prioritize di‰erent opportunities. • In 2020/2021, we were focused on real-time payments, merchant, and ACI Speedpay – we’ve seen success in all three areas. • We are turning our focus to a massive opportunity in our Banks business. • Banks need a way to modernize the complex systems and processes they have built up over decades.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• SRO is the subset of the Total Addressable Market (TAM) we think we can compete for right now, and it is where we place our bets. • We are expanding our target market to include “mid-tier” financial institutions (FIs) with between $50 and $250 billion in assets. • We are building a cloud-native, multi-tenant payments hub that will allow customers to migrate to new products in a lower-risk way. • We will make the most of this position, which doubles our SRO by 2028.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• Some fundamental cultural and organizational underpinnings will allow us to deliver what I’ve described.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• We are driven by three non-negotiable tenets: focus, speed, and partners. • Focus: To paraphrase Steve Jobs, focus isn’t about saying yes to one thing, it is about saying no to the hundred other good ideas. • Speed: We will move faster – at light speed – by using tools like generative AI and machine learning. • Partners: We will use partners intelligently across the enterprise. • In the spirit of This Is Spinal Tap, we will push these tenets to eleven.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• “Payments hub” is a generic term; we will have a clear market- facing name. • The hub will connect other solutions quickly, and it will be pre- integrated with our Payments Intelligence solutions. • ACI is uniquely positioned to deliver the technology and process benefits, while minimizing risk. • Our Merchant and Biller customers want the same intelligent payments orchestration.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• No technology conversation today can be complete without including artificial intelligence (AI).

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• ACI has been using AI for more than two decades and has three primary use cases. • Payments Intelligence: Our analytics and fraud solutions make heavy use of AI. • Customer Service: We have securely loaded our product documentation into our Large Language Model (LLM) instance. • Software Development and Modernization: We are using generative AI to improve coding and testing productivity, with encouraging results so far.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• We will continue to benefit from earlier investments in real time, merchant, and ACI Speedpay. • Our payments hub will be market leading and will allow large financial institutions to modernize in a low-risk, proven way. • We will expand to the mid-tier market of banks with $50 to $250 billion in assets.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• You may think you know everything there is to know about ACI, but we are a di‰erent organization today. • We are ruthlessly focused on executing a clear strategy, staying the leader in our space, applying AI responsibly, and growing consistently. • Taking inspiration from an old General Motors ad campaign called “Not your father’s Oldsmobile,” – I want you to know we aren’t your father’s ACI – we are much more exciting.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• This is an opportunistic time for ACI, and we are focused on delivering exceptional value to our customers and shareholders. • We have a strong market position; global commerce relies on ACI. • We are accelerating our growth and will deliver high single-digit growth this year and into the future. • We have excellent cash flow that we use to generate value for our shareholders.

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:• Banks segment: Serves major banks and financial intermediaries with high-margin licensed software. • Biller segment: Provides SaaS-based bill payment services in the U.S., leveraging scale for high margins. • Merchant segment: Oers scalable payment platforms for large merchants, focusing on high growth and recurring revenue.

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:• Illustrates revenue and EBITDA growth over four years, driven by existing customer base expansion and product cross-selling. • On track to deliver 7-9% revenue growth in 2024. • Long-term growth outlook focuses on existing customer base expansion and new market penetration.

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:• Growth drivers for banks: Upselling existing products, cross-selling new solutions, and targeting new customers. • Biller segment growth driven by onboarding contracted customers and increasing electronic bill payments. • Merchant segment growth fueled by transaction volume increase, new customer acquisition, and value-added services like Buy Now Pay Later.

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:• Revenue growth forecast and budgeting start with the existing customer base, which drives most growth over the next three years. • Attrition rates are low, oset by growth in electronic payment transaction volumes, CPI uplift provisions, and price increases on renewals. • Cross-selling to existing customers before targeting new logos contributes to upper single-digit growth. • Adding new logos opens higher single-digit growth opportunities. • Profitability and cash flow growth rely on incremental revenue on a scalable software and cost base.

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:• Revenue growth forecast and budgeting start with the existing customer base, which drives most growth over the next three years. • Attrition rates are low, oset by growth in electronic payment transaction volumes, CPI uplift provisions, and price increases on renewals. • Cross-selling to existing customers before targeting new logos contributes to upper single-digit growth. • Adding new logos opens higher single-digit growth opportunities. • Profitability and cash flow growth rely on incremental revenue on a scalable software and cost base.

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:• Revenue growth forecast and budgeting start with the existing customer base, which drives most growth over the next three years. • Attrition rates are low, oset by growth in electronic payment transaction volumes, CPI uplift provisions, and price increases on renewals. • Cross-selling to existing customers before targeting new logos contributes to upper single-digit growth. • Adding new logos opens higher single-digit growth opportunities. • Profitability and cash flow growth rely on incremental revenue on a scalable software and cost base.

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:• Outlook for 2024 and medium-to-long-term includes high single- digit organic revenue growth, EBITDA growth tracking revenue, and maintaining leverage around 2.5x. • EBITDA growth contributes to similar free cash flow growth. • Cash allocation historically focused on share buy-backs, debt repayments, and growth capex. • Solid balance sheet with low leverage ratio and increased financial flexibility.

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:• Outlook for 2024 and medium-to-long-term includes high single- digit organic revenue growth, EBITDA growth tracking revenue, and maintaining leverage around 2.5x. • EBITDA growth contributes to similar free cash flow growth. • Cash allocation historically focused on share buy-backs, debt repayments, and growth capex. • Solid balance sheet with low leverage ratio and increased financial flexibility.

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:• Targeted cash allocation consistent with past year’s, with potential for opportunistic M&A. • Demonstrates financial flexibility with rapid cash deployment for share buy-backs.

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:• Summary emphasizes ACI’s strong customer base, backlog visibility, and readiness for global payment landscape changes.

ACI Worldwide: Analyst Day 2024 “Navigating Our Financial Future” presented by Scott Behrens Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• This session will provide greater insights into ACI’s business segments, our product strategy, and how ACI will remain THE STANDARD for intelligent payments orchestration solutions for Banks, Billers, and Merchants.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• ACI is the original fintech innovator that shaped and matured electronic payments globally. • ACI is in an enviable position of trust and leadership across our business segments. • Learn about our payments hub modernization journey in our Banking segment, as well as our di„erentiated Payments Intelligence focus.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• ACI serves three distinct customer segments: Banks, Merchants, Billers. • We o„er proven solutions to defined target markets and verticals in each area. • Our software solutions help customers move money across the payments ecosystem. • Essentially, we orchestrate payments. • We have an enviable roster of long-term, blue-chip and geographically diverse customers.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• Solutions we deliver to each segment vary, but there are striking similarities across the customers we serve: 1. ACI serves the largest, most complex businesses in each segment – mega banks and Tier 1 banks and processors globally; large, sophisticated merchants globally; and large direct billers in the U.S. 2. Customers in each segment are faced with challenges to address rapidly changing consumer payment preferences, to adopt new payment methods, and to deliver di„erentiated customer experiences across numerous payment channels. 3. Customers must react to growing threats from fraud and financial crime. 4. Customers must adhere to a complex and changing regulatory and compliance landscape.5. Our customers are concurrently faced with modernizing their own applications and underlying technologies, with strong focus on moving to the cloud. 6. Our customers are working to harness the power of data to deliver more personalized customer experiences.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• ACI is proud of our blue-chip, geographically diverse customer base. • Our solutions are used by the largest global banks and processors to capture and authorize payment transactions across channels, to drive the expansion of real-time payments both globally and locally in more than 90 countries.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• We focus on Consumer Banking solutions and on Wholesale Banking solutions. • These are distinct business areas within most banks, but market dynamics are driving change that o„ers new opportunities. • ACI provides a common solution for the management and settlement of Instant Payments for Consumer and Wholesale Banking – a solution already live with more than 100 financial institutions. • Our evolving payments hub is designed to enable banks to run an e™cient, modern, cloud-native payments environment fit for the years and challenges to come. • We deliver a di„erentiated enterprise fraud management solution across our consumer and wholesale banking solutions.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• ACI has proven Consumer Banking solutions. • We support authorization, capture, clearing, and settlement of payment transactions for the largest financial institutions and processors in the world. • The highly configurable nature of our software and its rich functional depth suit the complex needs of customers. • ACI solutions are reliable, rock-solid and provide high value and peace of mind to our customers. • Historically, these solutions were sold as software licenses that were implemented, integrated, and managed by customers to run on their own premises. • Today, these solutions are cloud-enabled and are sold or renewed to run in either public or private cloud instances. • Additionally, these solutions are being modernized to run cloud-native as an integral component of our evolving payments hub solution.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• Over the past 10 years, ACI has emerged as a leading provider of instant payments solutions – delivering valuable solutions for financial institutions and central bank infrastructures. • We support 26 real-time instant domestic payment schemes and 10 real-time instant payment central infrastructures. • ACI has more than 100 direct participant banks in 18 countries in production with our real-time instant payment solutions. • We support aggregators and technical service providers to extend this reach to more than 400 participant banks. • ACI provides a SaaS solution for the FedNow® Service and TCH RTP in the U.S., and UK Faster Payments and SEPA Instant in Europe.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• In Wholesale Banking, we provide a robust software solution that powers high-value payments across wires, ACH and Swift/cross- border payment flows with ISO 20022 compliant messaging. • We process 66% of all FedWire transactions every day and 50% of CHIPS (Clearing House) volumes. • We facilitate about 25% of all cross-border Swift payments tra™c in the U.S.. • Our account-to-account instant payment solutions are available as cloud-native, cloud-enabled, and on-premise software delivery models. We also deliver on-premise software licenses that our customers deploy and operate.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• ACI’s Prime Time for Real-Time annual primary reports provide an established data source that tracks the growth and impact of real- time payments globally.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• Serviceable Revenue Opportunity in Banks and Intermediaries is estimated at approximately $2 - $2.5 billion today growing at approximately 9% annually to approximately $3.5 -$4.5 billion by 2028. • The market is moving away from the delivery of discrete software solutions toward integrated orchestration solutions (or payment hubs). • The payments hub space is expected to grow approximately 2-3x faster than other solutions and be >50% of the market by 2028 – in all areas of our serviceable market. • The payments orchestration hub, which also incorporates consumer banking account-to-account payments, growing 20-25% CAGR through 2028. • We evolve our focus from Tier 1 customers to also include the “upper end” of mid-market sized banks ($50-$250 billion in assets). This is a new addressable market for us.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:Industry opinions on payment hubs: • McKinsey assumes that banking modernization, active planning on cloud strategies, global real-time payments adoption, and continued post-Covid cash decline are all drivers creating tailwinds for payments hub capabilities. • BCG states that payment hubs are able to address multiple, fragmented payment processes, multiple payment file formats, and send and receive connectivity challenges. • Celent suggests that a modern payments hub can replace legacy systems with numerous unsupported enhancements that evolved over time and improve payment system implementation and integration timelines.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• ACI is of the opinion that a modern payments hub brings process optimization and automation by modernizing payments by design. • Associated enhancements include keeping up with regulatory and compliance requirements and improving customer experience. • ACI’s payments hub will include consumer payments for Card Issuing, Merchant Acquiring and ATM driving for self-service banking, particularly spanning authorization, capture, clearing, and settlement. • It will embed our rich and di„erentiated payments intelligence and enterprise fraud management solution in the payments hub as combatting fraud is an integral capability. • Our payments hub solution o„ers services that each area of the bank can access – but from a common technology platform, o„ering unique opportunities for banks to modernize while addressing total cost of ownership challenges, they face today. • Our payments hub features a robust partner ecosystem that will expand value-added services and fintech engagement across our hub – opening paths for new monetization opportunities.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• One key characteristic of ACI’s payments hub vision is that it is cloud-native across multiple cloud environments. • We will enable acquisition of our solution based on customer preference: • To run in their private cloud instance • In the public cloud – as a single tenant solution or multi- tenant • Relationships with top players across the cloud ecosystem – Microsoft, AWS, and IBM Red Hat – ensure that our payments hub solution can o„er a critical option to accelerate cloud transition. • For banks that want to continue to operate on premises, we will support with Cloud Native tooling.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• ACI has not only strong traction and impact today with the payment solutions we deliver to leading banks worldwide, but we are actively advancing our payments hub solution to o„er lower risk modernization paths to existing clients and to address the needs of a new mid-market banking tier.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• ACI’s focus on intelligent payments orchestration plays a key role in the value we deliver to our direct Biller customers (ACI Speedpay®) and how we drive net revenue growth, as we optimize interchange and payment decisions across the payments ecosystem. • Another area where intelligent payments orchestration is critical is in our Merchant segment. • Key di„erences between a direct Biller and a Merchant is that a direct Billers take payments after a service is rendered (pay later) vs. Merchants that typically take payments when goods or services are procured (pay now).

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• ACI serves more than 450 large direct merchants globally – some of the largest retailers globally. • We support more than 80,000 merchants indirectly through payment service providers that white-label our payment orchestration platforms. • Our global reach of connectors is unrivalled – where a connection represents a route for a transaction to a specific country, acquirer for defined payment types and supporting functionality.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• ACI provides independent intelligent orchestration platform solutions to large, sophisticated merchants that want to own and manage their customers’ omnichannel experiences. • By o„ering payments orchestration that can deliver multiple acquiring routes, ACI can help merchants best manage cost, but also can di„erentiate from competitors that are individual acquirers who bundle their standard solutions for their customers. • Merchants are focused on making decisions to improve transaction authorizations, which drive positive customer experiences and – equally important – bring revenue into their businesses. • Our solutions span global e-commerce payment orchestration, merchant fraud detection and prevention, and omni-channel payment orchestration.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• We serve large merchants with annual revenues in excess of $1 billion in revenues and that desire an independent payment orchestration platform. • Many operate globally and need a solution with a broad set of connections to numerous countries, payment methods and acquirers. • ACI will focus our sales into defined Tier 1 countries where our solutions are localized and fit for purpose.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• ACI’s most di„erentiated assets include our AI and machine- learning enabled Ppyments intelligence capabilities. • These capabilities are grounded in our proven software solutions for enterprise fraud management for Banks, and for fraud detection and prevention for CNP digital transactions for Merchants and Billers. • ACI is focused on positioning our Payments Itelligence and Fraud Orchestration framework to enable data and intelligence gathering and sharing across the payments continuum.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• Our unique value is our embedded infrastructure that powers all aspects of the global payments ecosystem, from Central and Commercial banks to Merchants, Billers, and many players in between. • To e„ectively address the growing impact of fraud and financial crime – and at the same time to harness the power of payments data – our customers are challenged to unify immense volumes of diverse data across the payments ecosystem, in real time, to facilitate precise, intelligent decision-making with optimal e™ciency. • In 1998, ACI began delivering AI competencies as part of our enterprise fraud solutions for Banks, leveraging neural networks developed originally by Nobel Prize winner, Dr. Leon Cooper. • Since then, with the impact of years of learning, rigorous governance, advances in technology and the e„orts of our experienced data scientists, ACI developed and received a patent for our AI-enabled incremental learning solution that uses AI, so that our fraud models learn and adapt over time – driving the e™cacy of our real-time fraud decisioning and the life span of our models.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• We have deep experience in the use of machine learning and AI – and applying that to address very real and accelerating challenges impacting our customers. • Today, Payments Intelligence is delivering predictive modelling with multiple AI models running in parallel to address the top 4 fraud trends: Anomaly Detection, Account Take Over, Pre- and Post- Authorization for Bank Declines, Friendly Fraud. • Our solutions alert on the specific fraud type by classification for faster informed decisions and higher precision; we run di„erent types of models in parallel focused on specific trends across segments as a classification. • The power of the data we harness goes beyond just addressing fraud and financial crime.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• We see significant growth in the unique fraud and payments intelligence total addressable market. • ACI is well-poised as we reposition our payments intelligence solutions more directly in the market and also expand our reach, as payments intelligence becomes an integral component of our go-forward payments hub. • We expect to see associated revenue growth from these solutions reflected in our three segments. • The growing size of this total addressable market is indicative of just how challenging and serious the issues facing our customers really are.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:• ACI has excellent growth opportunities across all three of our segments – where we provide intelligent payment orchestration solutions that meet our customers’ needs. • Our solutions result in the movement of money – and increasingly, the data –associated with each transaction. • Through focus, speed and new partnerships – ACI will continue for the next 50 years as the STANDARD in payments and money movement.

ACI Worldwide: Analyst Day 2024 “Setting THE Standard in Modern Payments” presented by Debbie Guerra Notes:

ACI Worldwide: Analyst Day 2024 “Elevating the Biller Experience” presented by Ron Shultz Notes:

ACI Worldwide: Analyst Day 2024 “Elevating the Biller Experience” presented by Ron Shultz Notes:

ACI Worldwide: Analyst Day 2024 “Elevating the Biller Experience” presented by Ron Shultz Notes:• Speaker: Ron Shultz, General Manager, ACI Speedpay. • Former EVP, Global Bill Pay, Mastercard. • Former CEO of two acquired businesses at Mastercard – Transactis and Arcus Financial. • Former senior executive at American Express holding a variety of roles in Merchant Services.

ACI Worldwide: Analyst Day 2024 “Elevating the Biller Experience” presented by Ron Shultz Notes:• ACI Speedpay® targets the U.S. biller direct market, which consumers have continued to shift to in recent years, with 77% of the 16.8 billion bills paid this way last year. • Typical household bills include consumer loans like mortgages and car loans, utilities, telco/cable & internet, insurance, higher education, and government. • Consumers tend to exhibit last-minute bill payment behavior, and prefer to pay directly to the biller to ensure their payment was received and posted. • Mobile payments, including Apple Pay, Google Pay, and PayPal, continue to gain in popularity, with 40% of consumers using a mobile wallet in the past year, up from 26% in 2020.

ACI Worldwide: Analyst Day 2024 “Elevating the Biller Experience” presented by Ron Shultz Notes:• ACI Speedpay competes in the Biller Direct market. • Additionally, there are smaller industry specialists serving higher education and government sectors. • ACI Speedpay is the largest biller direct player in the U.S., serving more than 3,000 clients, processing more than $200 billion in bill payments, and generating $700 million in revenue annually. • ACI Speedpay o™ers a robust suite of solutions to billers of all sizes, including consumer and customer service portals, recurring payments, ERP integrations, and electronic billing.

ACI Worldwide: Analyst Day 2024 “Elevating the Biller Experience” presented by Ron Shultz Notes:• There are 3 critical elements that must be defined for those companies that achieve break-through performance: 1. Be clear about the one thing you are best in the world at. 2. Define what you are passionate about. 3. Identify the most important financial metric that moves your business.

ACI Worldwide: Analyst Day 2024 “Elevating the Biller Experience” presented by Ron Shultz Notes:• The ACI Speedpay team is experienced, with an average of 15 years industry experience on the payments team. • The ACI Speedpay team is passionate about payments, focused on delivering high-quality service to our clients.

ACI Worldwide: Analyst Day 2024 “Elevating the Biller Experience” presented by Ron Shultz Notes:• Identify the most important financial metric that moves your business. • Net revenue is the most important metric for ACI Speedpay. • Our mission is to enable frictionless payments across all channels.

ACI Worldwide: Analyst Day 2024 “Elevating the Biller Experience” presented by Ron Shultz Notes:• ACI Speedpay had an insurance client that was not profitable for ACI. • ACI worked with the client to adjust pricing for bill payments: Consumers were charged a 2.4% convenience fee for credit card usage while Debit and ACH payments remained fee-free. • The new pricing model influenced consumer behavior, many consumers switched from credit cards to lower-cost debit and ACH options. • ACI Speedpay’s margins improved significantly, rising above 20%. By aligning fees with payment methods, ACI achieved profitability.

ACI Worldwide: Analyst Day 2024 “Elevating the Biller Experience” presented by Ron Shultz Notes:• One of ACI’s utility clients received funding from the government that needed to be quickly distributed to low-income families to assist with their electric bills. • ACI Speedpay swiftly developed a customized IVR solution for a utility client during the pandemic. • The goal was to enroll 10,000 customers in the first week. Remarkably, they successfully enrolled 90,000 customers within the first two days, providing much-needed relief to vulnerable energy bill payers. • ACI collaborated with the same utility to combat fraud. • By detecting card testers and implementing website changes, they significantly reduced chargeback rates. The utility’s chargeback rate returned to normal levels.

ACI Worldwide: Analyst Day 2024 “Elevating the Biller Experience” presented by Ron Shultz Notes:• ACI Speedpay is on a path of modernization and has grown organically and through acquisitions, acquiring unique capabilities. • The new paradigm leverages the best features from various platforms, culminating in Speedpay ONE — a configurable, agile, and modern biller direct software. • Speedpay ONE streamlines onboarding for clients, a scalable platform with continuous deployment, enhancing product development e¥ciency and able to adapt swiftly to market changes.

ACI Worldwide: Analyst Day 2024 “Elevating the Biller Experience” presented by Ron Shultz Notes:

ACI Worldwide: Analyst Day 2024 “Transforming the Future of Tech Today” presented by Abe Kuruvilla Notes:

ACI Worldwide: Analyst Day 2024 “Transforming the Future of Tech Today” presented by Abe Kuruvilla Notes:

ACI Worldwide: Analyst Day 2024 “Transforming the Future of Tech Today” presented by Abe Kuruvilla Notes:• Joined ACI as Chief Technology O cer in 2023. • Former CIO for multiple public and private companies. • Built numerous data science practices, delivered cloud and technology transformations. • Impressed by depth of payments knowledge across ACI. • We have begun to embrace an AI-first engineering mindset.

ACI Worldwide: Analyst Day 2024 “Transforming the Future of Tech Today” presented by Abe Kuruvilla Notes:• Our modern architecture is developed, taking into account our clients’ diverse needs: cloud-native, public cloud, private cloud, and on-premises environments. • Designed to run or be hosted anywhere. • Core principles that define ACI’s modern architecture: • High Throughput, Low Latency, and Fault Tolerance • Beyond Modernity • Focused Execution, Innovation at the Core, and Foundational Microservices

ACI Worldwide: Analyst Day 2024 “Transforming the Future of Tech Today” presented by Abe Kuruvilla Notes:• A glimpse into some of the critical non-functional requirements (NFRs) that truly matter to our valued customers and how we are improving on them: 1. Security: Zero-trust model. 2. Availability: Automated failover and zero-downtime maintenance. 3. Scalability: Base multi-tenant environment supports growth with horizontal scalability. 4. Generative AI Integration: Seamlessly incorporates AI and Gen AI. 5. Productivity and Cost Eciency: Improved TCO.

ACI Worldwide: Analyst Day 2024 “Transforming the Future of Tech Today” presented by Abe Kuruvilla Notes:• ACI is diligently constructing a cloud-native, multi-tenant, and scalable payments hub. • One of our goals is to facilitate a low-risk migration path for existing customers transitioning to new products. • How we solve the interoperability challenge for our customers: Seamless Integration, Scalability, and Decoupling Systems. • Our gateway serves as the bridge between our proven or legacy systems and our modern technologies.

ACI Worldwide: Analyst Day 2024 “Transforming the Future of Tech Today” presented by Abe Kuruvilla Notes:• Flexibility to create value-added functionalities through APIs and web services. • Seamlessly incorporate ACI’s solutions into customers’ uniquely branded platforms. • The key tenets of this approach are: • Simplicity and scalability through API-first integration • Enhanced security with open banking standards • Agility and innovation • Our strategic pillars – integration, security, and innovation - underscore ACI’s vision for a payments industry that is both dynamic and secure.

ACI Worldwide: Analyst Day 2024 “Transforming the Future of Tech Today” presented by Abe Kuruvilla Notes:• ACI has a long history with AI and machine learning, having utilized these technologies in our analytics and fraud solutions for decades. • In 2023, we introduced ChatUPF, a powerful chatbot deployed to our Help24 team to quickly answer customer “how to” questions. • Increased productivity across our engineering teams, in both AI- assisted code writing and AI-powered automated testing. • Proven the interoperability between legacy COBOL product CMM and new Java APIs using ACI’S proprietary messaging gateway solution strategy. • Humans-in-the-loop concept elevates accuracy and quality from 70-80% to 100%.

ACI Worldwide: Analyst Day 2024 “Transforming the Future of Tech Today” presented by Abe Kuruvilla Notes:• ACI at the forefront of AI integration. Let’s delve into the specifics: • First, AI-Based Transformation Accelerator • Second, Pair Programming With AI • AI as a Core Capability Within ACI’s Products • While we continue to advance AI integration within our product line, it’s essential to recognize that a human role remains pivotal. • As we look ahead to 2024 and beyond, ACI is committed to accelerating its AI journey.

ACI Worldwide: Analyst Day 2024 “Transforming the Future of Tech Today” presented by Abe Kuruvilla Notes:• In 2024, we are embarking on a partner strategy transitioning from more than 40 vendors to single-digit strategic partners. • Collaborate with partners who can contribute expertise, scale capacity, and provide global coverage across emerging technology trends and practices. • Partnerships will o£er several advantages around collaboration, communication, consistency, cost savings, and accountability.

ACI Worldwide: Analyst Day 2024 “Transforming the Future of Tech Today” presented by Abe Kuruvilla Notes:• For ACI, our technology transformation will focus on a modern architecture, AI-first engineering, and strategic partnerships: • Committed to delivering a cloud-native, multi-tenant, cost-e£ective, and scalable payments hub, with a low-risk migration path for existing customers. • ACI’s modern architecture is designed to run or be hosted anywhere, with high throughput, low latency, and fault tolerance. • Significant productivity gains with an AI-first engineering mindset. • Aims to consolidate vendors, leading to improved e ciency, cost savings, and better outcomes for both the company and our customers.

ACI Worldwide: Analyst Day 2024 “Transforming the Future of Tech Today” presented by Abe Kuruvilla Notes:

ACI Worldwide: Analyst Day 2024 “New Paths in Strategic Value Creation & Growth” presented by Alessandro Silva Notes:

ACI Worldwide: Analyst Day 2024 “New Paths in Strategic Value Creation & Growth” presented by Alessandro Silva Notes:

ACI Worldwide: Analyst Day 2024 “New Paths in Strategic Value Creation & Growth” presented by Alessandro Silva Notes:• Head of International Markets to boost international go to market and accelerate growth outside North America. • Assumed Chief Revenue O cer position 2 years ago. • From Brazil, living outside Brazil for more than 10 years. • Experiences in other geographies and cultures prepared Alessandro for his role with ACI.

ACI Worldwide: Analyst Day 2024 “New Paths in Strategic Value Creation & Growth” presented by Alessandro Silva Notes:• Strong talent based in our five regions. • Great clients and a sizeable book of renewals. • Smart and selective in where we put our bets in 2024. • Invest where ACI has “the right to win.” • Continue investing in our teams to yield more pipeline, greater productivity, and improving customer satisfaction.

ACI Worldwide: Analyst Day 2024 “New Paths in Strategic Value Creation & Growth” presented by Alessandro Silva Notes:• Five regional teams consist of New Business Developers (NBDs), Account Executives, Customer Success Managers, Solution Consultants, and Operations. • Expert local knowledge based in 43 countries on the ground with our clients helping power mission-critical applications across all segments.

ACI Worldwide: Analyst Day 2024 “New Paths in Strategic Value Creation & Growth” presented by Alessandro Silva Notes:• Clients in all segments from various geographies and applications. • Opportunities to cross sell and upsell. • Renewal Acceleration Program to bring more signings into the first half of the year. • Customer Success Management drives recurring revenue qualifying and expanding our pipeline, while we continue driving productivity and e ciency from our teams.

ACI Worldwide: Analyst Day 2024 “New Paths in Strategic Value Creation & Growth” presented by Alessandro Silva Notes:• Our client base provides strong opportunity for cross sales. • Our investment in the payments hub can accelerate growth.

ACI Worldwide: Analyst Day 2024 “New Paths in Strategic Value Creation & Growth” presented by Alessandro Silva Notes:• Primarily signing new logos where ACI has the “right to win.” • Combination of geographies, product fit, and market potential. • Seeing success with our o£erings in real-time payments – especially with central infrastructures or central hubs. • Recently won central hubs for counties in MEASA, such as Qatar, Kuwait, Oman and Nepal – All four initiatives have implementation projects underway. • ACI was awarded by the Colombian Banco de la Republica (equivalent to the country’s central bank) the contract to power the country’s newest central hub initiative. • Seeking the same success from ASEAN and in the Middle East in Latin America.

ACI Worldwide: Analyst Day 2024 “New Paths in Strategic Value Creation & Growth” presented by Alessandro Silva Notes:• Two initial clients contracted for our new payments hub solution. • Will power high-value and low-value payment schemes with a unified payments solution.

ACI Worldwide: Analyst Day 2024 “New Paths in Strategic Value Creation & Growth” presented by Alessandro Silva Notes:• Continue investing behind the three key pillars: • Automation: Embracing automation with use of Salesforce • Pipeline: Increase our qualified pipeline for all segments, improving our forecasting and governance • Productivity: Advancing in key productivity and e ciency metrics

ACI Worldwide: Analyst Day 2024 “New Paths in Strategic Value Creation & Growth” presented by Alessandro Silva Notes:

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:• It’s an exciting time to be at ACI. • We have great opportunities with our existing client base and new customers. • We are uniquely positioned to deliver a proven, lower-risk modernization journey with our payments hub. • We have strong market position. • Growth is accelerating, and we are planning to deliver 7-9% revenue growth in 2024. • Our cash flow is strong, and we are using it to drive shareholder value. • ACI is an exceptional investment opportunity.

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes:

ACI Worldwide: Analyst Day 2024 “Momentum & Growth” presented by Tom Warsop Notes: